Exhibit 99.1

RENTECH, INC.


For Immediate Release
August 4, 2004

   Rentech Reports Fiscal Third Quarter and Nine Months 2004 Results

Denver, Colorado: Rentech, Inc. (AMEX: RTK) today announced its financial results for the third quarter and nine months ended June 30, 2004. (Note: Rentech's fiscal year ends September 30.)

Company revenues increased for the third quarter ended June 30, 2004 to $2,648,661 versus $1,925,034 for the same period in 2003. For the nine-month period, revenues increased to $6,357,572 as compared to $6,032,241 for the corresponding period in 2003. The increase in revenue was directly attributed to an increase in revenues from most segments of the Company's business either over the three month or nine month reporting period.

Sales of water-based stains, sealers and coatings by Rentech's wholly owned subsidiary OKON, Inc. produced revenues of $1,615,512 and $693,771 during the nine and three months ended June 30, 2004. This compares to revenues from this segment of $1,462,898 and $713,816 for the nine and three months ended June 30, 2003. The increases in revenue for the nine month period reflects a continued turn-around from the construction slow-downs of a year ago in our primary distribution markets during the summer season as well as the addition of significant new customers for distribution of OKON products.

Service revenues in the amount of $3,503,565 and $1,280,959 were derived from contracts for the oil and gas field services provided by Petroleum Mud Logging, Inc., the Company's wholly owned oil and gas field service unit. During the nine and three months ended June 30, 2004 oil and gas field service revenues increased by $1,113,603 and $382,027, respectively, from service revenues of $2,389,962 and $898,932 during the nine and three months ended June 30, 2003. The increase in oil and gas field services revenues continues as demand for PML's mud logging services for new natural gas wells has continued to increase in its service market.

Service revenues in the amount of $709,877 and $325,871 during the nine and three months ended June 30, 2004 and $1,307,323 and $277,078 during the nine and three months ended June 30, 2003 were derived from contracts for the manufacture of complex microprocessor controlled industrial automation systems by Rentech's 56% owned subsidiary, REN
Corporation. Although REN experienced a $48,793 increase in revenues for the third quarter versus a year ago due to an increase in service contract work, the nine month decrease of $597,446 was due to not obtaining as many new contracts for its larger test stand units.

Service revenues from Rentech's alternative fuels technical services segment were $441,071 and $318,376 during the nine and three months ended June 30, 2004 as compared to $687,734 and $5,628 during the nine and three months ended June 30, 2003. Compared to the prior year, the Company's service revenues from technical services decreased by $246,663 during the nine months ended June 30, 2004, and increased by $312,748 during the three months ended June 30, 2004. During the nine and three months ended June 30, 2004, Rentech recognized revenue of $307,461, or 97% and 70% of total technical services revenue, from its technical services agreement with Royster-Clark Nitrogen which began in fiscal 2004. This increase in technical services revenue was partially offset by a decrease in the work for Texaco during the nine and three months ended June 30, 2004 as the Company's services to it under the 1999 technical services contract with Texaco ceased upon modification of the agreement in March 2003.

General and administrative expenses were $5,341,428 and $1,659,290 during the nine and three months ended June 30, 2004, up $126,549 from the nine months ended June 30, 2003 when these expenses were $5,214,879, and down $164,067 from the three months ended June 30, 2003 when these expenses were $1,823,357. Salaries and benefits allocated to general and administrative expenses rather than to cost of sales increased by $192,812, or 8%, during the nine months ended
June 30, 2004. This was due to a reduction in technical services work provided to third parties at Rentech's research and development laboratory. Salaries and benefits allocated to general and administrative expenses rather than to cost of sales decreased by $65,328, or 7%, during the three months ended June 30, 2004. This was due to service work performed in the three months ended June 30, 2004 under the technical services agreement with Royster-Clark Nitrogen.

The Company reported a loss applicable to common stock of $4,777,109 or $.06 per share and $1,184,087 or $.01 per share for the nine and three months ended June 30, 2004, as compared to $4,592,920 or $0.06 per share and $1,968,691 or $0.03 per share during the nine and three months ended June 30, 2003

Commenting on the results Dennis L. Yakobson president, chairman and CEO of Rentech stated, "The third quarter of fiscal 2004 showed improvement in most segments in either the third quarter or for the nine month reporting period.

"Increases at Petroleum Mud Logging and OKON during the nine month period continue to be a result of the efforts by the managements of these subsidiaries to increase sales and take advantage of upturns in their particular industry groups. REN has made strides to reduce its overhead while increasing service fees for its contract maintenance work. Demand for REN Corporation's industrial automation equipment remains sluggish.

"In relation to our core business, gas-to-liquids (GTL), Rentech's activity level is at an all time high. Our Wyoming and Royster-Clark/Illinois coal feasibility studies are moving forward and our Papua New Guinea natural gas study is just getting under way.
Several new potential gas-to-liquids and coal-to-liquids (CTL) projects are under consideration and it appears that the GTL/CTL industry has a growing momentum."

Rentech, Inc. is the developer and licensor of a patented and proprietary Fischer-Tropsch, gas-to-liquids process, for conversion of synthesis gas made from natural gas, industrial-off-gas, solid or liquid carbon bearing materials into high value fuels, products and chemicals. These products include cleaner burning, sulfur-free diesel fuel, naphtha, waxes and fuel for fuel cells.
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
RENTECH, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)



Three Months Ended


Nine Months Ended

June 30

June 30

2004
2003

2004
2003






Total Revenues
	$	2,648,661
	$	1,925,034

	$	6,357,572
	$	6,032,241






Cost Of Sales
		1,656,128
		1,261,195

		4,095,795
		3,717,192






Gross Profit
	$  	992,533
	$	663,839

	$	2,261,777
	$	2,315,049






Expenses
		1,982,306
		2,272,401

		6,335,531
		6,318,187






Profit (Loss) From Operations
	$	(989,773)
	$	(1,608,562)

	$	(4,073,754)
	$	(4,003,138)	)






Other Income (Loss)
		(192,849)
		(422,766)

		(832,360)
		(737,156)






Minority Interest in Subsidiary's Net (Income) Loss
		(1,465)
		62,637

		129,005
		147,374






Loss Applicable To Common Stock
	$	(1,184,087)
	$	(1,968,691)

	$	(4,777,109)
	$	(4,592,920)






Weighted Average Number Of Shares Outstanding
		88,241,193
		73,708,092

		84,768,418
		72,632,812






Per Share Income (Loss)
	$	(0.01)
	$	(0.03)

	$	(0.06)
	$	(0.06)


Safe Harbor Statement

Certain information included in this report contains, and other reports or materials filed or be filed by the Company with the Securities and Exchange Commission (as well as information included in oral statements or other written statements made or to be made by the Company or its management) contain or will contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and pursuant to the Private Securities Litigation Reform Act of 1995.
The forward-looking statements may relate to financial results and plans for future business activities and are thus prospective. The forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. They can be identified by the use of terminology such as "may," "will," "expect," "believe," "intend," "plan," "estimate," "anticipate," "should" and other comparable terms or the negative of them. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. Factors that could affect Rentech's results include our ability to obtain for working capita, customers; the timing of various phases of projects; the entry into definitive agreements with others related to projects, and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, and thus are current only as of the date made.

For more information please contact: Mark Koenig, Director of Investor Relations, Rentech, Inc. at (303) 298-8008 or E-mail at mkir@rentk.com, or see the Company's web site at: www.rentechinc.com

1331 17th Street, Suite 720, Denver, Colorado 80202
303/298-8008 - FAX 303/298-8010